UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008 (December 12, 2008)

TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9663 Santa Monica Blvd., #959 Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 860-2501

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities

On December 12, 2008, Tri-Isthmus Group, Inc., a Delaware corporation (the “Registrant”), accepted warrant exercises in the amount of 970,300 shares (the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”), for an aggregate amount of $439,775 from a total of 17 investors, each of whom represented to the Registrant in writing that he or she or it is an “Accredited Investor,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Shares were issued pursuant to the exercise of warrants issued: 1) July 18, 2005, which warrants were extended by extension warrants issued July 18, 2007, 2) August 2, 2005, and 3) September 18, 2006. The issuance and sale of the Shares pursuant to the warrant exercises were exempt from the registration and prospectus delivery requirements of the Securities Act, by virtue of Section 4(2) and Regulation D promulgated under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Extension Warrant, dated July 18, 2007
4.2	Form of Warrant, incorporated herein by reference to Exhibit 4.2 of our Form 8-K, filed with the SEC on July 21, 2005
4.3	Form of Warrant, incorporated herein by reference to Exhibit 4.2 of our Form 8-K, filed with the SEC on August 23, 2005
4.4	Form of Warrant, incorporated herein by reference to Exhibit 4.2 of our Form 8-K, filed with the SEC on September 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.

Date: December 18, 2008

By: /s/ Dennis M. Smith
Dennis M. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Extension Warrant, dated July 18, 2007
4.2	Form of Warrant, incorporated herein by reference to Exhibit 4.2 of our Form 8-K, filed with the SEC on July 21, 2005
4.3	Form of Warrant, incorporated herein by reference to Exhibit 4.2 of our Form 8-K, filed with the SEC on August 23, 2005
4.4	Form of Warrant, incorporated herein by reference to Exhibit 4.2 of our Form 8-K, filed with the SEC on September 22, 2006